Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2002, except for note 1 for which the date is April 12, 2002 relating to the financial statements of Foster Wheeler Ltd., which appears in Foster Wheeler Ltd.'s Annual Report on Form 10-K for the year ended December 28, 2001.



                                    /s/ PricewaterhouseCoopers LLP
                                    --------------------------------------------
                                        PricewaterhouseCoopers LLP






Florham Park, New Jersey
May 20, 2002